    As filed with the Securities and Exchange Commission on November 17, 2003

                       Registration No. __________________

--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                            PARK-OHIO HOLDINGS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

      Ohio                               34-1867219
      (State or Other Jurisdiction       (I.R.S. Employer Identification No.)
      of Incorporation or Organization)

      23000 Euclid Avenue, Cleveland, Ohio 44117
      (Address of Principal Executive Offices Including Zip Code)

   Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan
                            (Full Title of the Plan)


                                Robert D. Vilsack
                          Secretary and General Counsel
                            Park-Ohio Holdings Corp.
                               23000 Euclid Avenue
                              Cleveland, Ohio 44117
                     (Name and Address of Agent For Service)

                                 (216) 692-7200
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE


=================================================================================================
                                          Proposed              Proposed
Title of each class                       maximum               maximum
Of securities to       Amount to          offering              aggregate            Amount of
be registered          be registered(1)   price per share (2)   offering price (2)   registration
                                                                                     fee (2)
=================================================================================================
Common Stock,
$1.00 par
value per share        1,100,000          $7.39                 $8,129,000           $657.64
=================================================================================================


(1) Pursuant to Rule 416 of the Securities Act of 1933, this registration statement also covers such additional common stock, $1.00 par value per share, as may become issuable pursuant to the adjustments upon changes of capitalization provisions of the Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan.

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the Nasdaq National Market on November 12, 2003, within five business days prior to filing.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          The contents of the registration statement on Form S-8 (Registration No. 333-58161), as filed with the Securities and Exchange Commission on June 30, 1998 to register shares of common stock, par value $1.00 per share (the "Common Stock"), of Park-Ohio Holdings Corp., an Ohio corporation, to be issued under the Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan"), are hereby incorporated by reference. This registration statement on Form S-8 is filed for the purpose of registering an additional 1,100,000 shares of Common Stock under the Plan.

Item 8.  Exhibits

Exhibit Number                             Exhibit Description
--------------                             -------------------
4.1                Amended and Restated Articles of Incorporation of Park-Ohio
                   Holdings Corp. (incorporated by reference to Exhibit 3.1 to the Form 10-K of Park-Ohio Holdings Corp. for the year ended
                   December 31, 1998 (File No. 000-03134))
4.2                Code of Regulations of Park-Ohio Holdings Corp. (incorporated by reference to Exhibit 3.2 of the Form 10-K of Park-Ohio
                   Holdings Corp. for the year ended December 31, 1998 (File No.
                   000-03134)
4.4                Specimen Stock Certificate of Park-Ohio Holdings Corp.
                   (incorporated by reference to Exhibit 4.4 of the
                   Post-Effective Amendment No. 1 to the Registration Statement
                   of Park-Ohio Holdings Corp. on Form S-8 (Registration No.
                   333-28407) filed on June 16, 1998)
5                  Opinion of Counsel
10                 Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term
                   Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement of Park-Ohio Holdings Corp.
                   (File No. 000-03134) filed on April 23, 2001)
23.1               Consent of Ernst & Young LLP
23.2               Consent of Counsel (contained in opinion filed as Exhibit 5)
24                 Power of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on this 17th day of November, 2003.

                                      Park-Ohio Holdings Corp.



                                      By:        /s/ Robert D. Vilsack
                                          --------------------------------------
                                             Robert D. Vilsack
                                             Secretary and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                     *                                                   *
--------------------------------------------       --------------------------------------------
Edward F. Crawford                                 Richard P. Elliott
Chief Executive Officer,                           Vice President and Chief Financial Officer
Chairman of the Board and Director                 (Principal Financial and Accounting Officer)
(Principal Executive Officer)

                     *                                                   *
--------------------------------------------       ----------------------------------------------
Matthew V. Crawford                                James W. Wert
President and Director                             Director


                     *                                                   *
--------------------------------------------       ----------------------------------------------
Ronna Romney                                       Kevin R. Greene
Director                                           Director


                     *                                                   *
--------------------------------------------       ----------------------------------------------
Lewis E. Hatch, Jr.                                Lawrence O. Selhorst
Director                                           Director


                     *
--------------------------------------------
Dan T. Moore III
Director



     * Robert D. Vilsack, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.


November 17, 2003                             By:   /s/ Robert D. Vilsack
                                                  -----------------------
                                                    Robert D. Vilsack, Secretary
                                                    And General Counsel

                                  EXHIBIT INDEX

Exhibit Number                       Exhibit Description
--------------                       -------------------
4.1                Amended and Restated Articles of Incorporation of Park-Ohio
                   Holdings Corp. (incorporated by reference to Exhibit 3.1 to the Form 10-K of Park-Ohio Holdings Corp. for the year ended
                   December 31, 1998 (File No. 000-03134))
4.2                Code of Regulations of Park-Ohio Holdings Corp.
                   (incorporated by reference to Exhibit 3.2 of the Form 10-K of
                   Park-Ohio Holdings Corp. for the year ended December 31, 1998
                   (File No. 000-03134)
4.4                Specimen Stock Certificate of Park-Ohio Holdings Corp.
                   (incorporated by reference to Exhibit 4.4 of the
                   Post-Effective Amendment No. 1 to the Registration Statement
                   of Park-Ohio Holdings Corp. on Form S-8 (Registration No.
                   333-28407) filed on June 16, 1998)
5                  Opinion of Counsel
10                 Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term
                   Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement of Park-Ohio Holdings Corp.
                   (File No. 000-03134) filed on April 23, 2001)
23.1               Consent of Ernst & Young LLP
23.2               Consent of Counsel (contained in opinion filed as Exhibit 5)
24                 Power of Attorney